UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2005

Date of Report (Date of earliest event reported)

EL POLLO LOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-115486	33-0377527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Michelson Drive, Suite 550, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

(949) 399-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with El Pollo Loco, Inc.’s Offer to Purchase and Consent Solicitation dated as of October 12, 2005 (the “Offer to Purchase”) for any and all of its outstanding $110,000,000 aggregate principal amount of 9 1/4% Senior Secured Notes due 2009 (the “Notes”), El Pollo Loco, Inc. and The Bank of New York, as trustee (the “Trustee”), have entered into a Supplemental Indenture, dated as of November 2, 2005, which amends the Indenture, dated as of December 19, 2003 (the “Indenture”), among El Pollo Loco, Inc., EPL Intermediate, Inc. and the Trustee, governing the Notes to eliminate substantially all of the restrictive covenants and certain default triggers therein.

The amendments will delete the covenants listed below and references thereto in their entirety from the Indenture, as well as the event of default provisions, defined terms and other references related to such covenants, but made irrelevant as a result of their deletion:

Section 4.03 (Reports)

Section 4.04 (Compliance Certificate)

Section 4.05 (Taxes)

Section 4.06 (Stay, Extension and Usury Laws)

Section 4.07 (Restricted Payments)

Section 4.08 (Dividend and Other Payment Restrictions Affecting Subsidiaries)

Section 4.09 (Incurrence of Indebtedness and Issuance of Preferred Stock)

Section 4.10 (Asset Sales)

Section 4.11 (Transactions with Affiliates)

Section 4.12 (Liens)

Section 4.13 (Business Activities)

Section 4.14 (Corporate Existence)

Section 4.15 (Offer to Repurchase Upon Change of Control)

Section 4.16 (Limitation on Issuances and Sales of Equity Interests in Wholly-Owned Subsidiaries)

Section 4.17 (Payments for Consent)

Section 4.18 (Additional Note Guarantees)

Section 4.19 (Additional Collateral)

Section 4.20 (Further Assurances; Insurance)

Section 4.21 (Designation of Restricted and Unrestricted Subsidiaries)

Section 5.01(a)(3), 5.01(a)(4) (Merger, Consolidation, or Sale of Assets)

The amendments will also delete the following events of default and references thereto in their entirety from the Indenture, as well as the defined terms and other references related to such events of default but made irrelevant as a result of their deletion: Section 6.01(3) (failure to comply with 4.10 (Asset Sales), 4.15 (Offer to Repurchase Upon Change of Control), or 5.01 (Merger, Consolidation, or Sale of Assets)); 6.01(4) (failure to observe or perform other covenants in the indenture, notes or security documents); 6.01(5) (defaults resulting in acceleration of certain indebtedness); 6.01(6) (failure to pay certain judgments); 6.01(7) (defaults related to certain bankruptcy events); 6.01(8) (certain bankruptcy orders or decrees); 6.01(9) (the occurrence of certain matters relating to security documents) and 6.01(10) (enforceability of guarantees).

The amendments will also make certain other changes in the Indenture of a technical or conforming nature, including the deletion in their entirety of all terms and their respective definitions for which all references are eliminated in the Indenture as a result of the foregoing amendments.

The amendments will also amend and restate clause (1) of the definition of “Permitted Liens” to read as follows: “(1) Liens on assets of the Company or any of its Restricted Subsidiaries securing Indebtedness and other Obligations under Credit Facilities;”.

The amendments will become effective only upon the purchase, pursuant to the Offer to Purchase, of more than a majority in aggregate principal amount of the outstanding Notes issued under the Indenture. The purchase will only take place upon the consummation of the stock purchase agreement that El Pollo Loco, Inc. entered into on September 27, 2005 with Chicken Acquisition Corp., EPL Holdings, Inc., EPL Intermediate, Inc., and American Securities Capital Partners, L.P. Consummation of the Company’s tender offer remains subject to conditions and there can be no assurance that all such conditions will be met.

There are no additional material relationships between The Bank of New York and the Company or any of their respective affiliates, other than as follows: (i) The Bank of New York serves as trustee under the Indenture dated as of March 31, 2004 governing the 12 1/2% Senior Discount Notes due 2010 of EPL Intermediate, Inc., the Company’s direct parent, and (ii) The Bank of New York and/or certain of its affiliates have in the past provided and may in the future provide investment banking, commercial banking and other financial services to the Company or its affiliates, for which they received or expect to receive customary fees and commissions.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is attached to this report as Exhibit 4.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On October 31, 2005, the Company issued a press release announcing its results of operations for the 13 weeks and 39 weeks ended September 28, 2005. The full text of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this report is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

As previously disclosed, on September 28, 2005, the Company announced that EPL Holdings, Inc. (“Holdings”), the indirect parent of the Company, entered into a stock purchase agreement among Chicken Acquisition Corp. (“CAC”), Holdings, EPL Intermediate, Inc. (“EPL Intermediate”), the direct parent of the Company, the Company, the equity holders of Holdings, and American Securities Capital Partners, L.P. Pursuant to the stock purchase agreement, CAC, an affiliate of Trimaran Fund II, L.L.C. (“Trimaran”), has agreed to purchase (itself or through a wholly owned subsidiary) (the “Acquisition”) all of Holdings’ issued and outstanding common stock (other than certain shares that may be exchanged by existing shareholders, including management). Consummation of the Acquisition remains subject to conditions and there can be no assurance that all such conditions will be met.

On November 1, 2005, the Company issued a press release announcing that EPL Finance Corp. (“Finance”), an affiliate of Trimaran, is planning to enter into a senior secured credit agreement for $125 million and offer $150 million of eight-year senior notes, subject to market and other customary conditions. The proceeds from the credit agreement and the offering will be used in connection with the Acquisition. Finance is not currently affiliated with the Company; however, at the time of the closing of the Acquisition, Finance will merge with and into the Company, with the Company surviving the merger and assuming Finance’s obligations under the credit agreement, the notes and the related indenture.

The full text of the press release is attached to this report as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of November 2, 2005, between El Pollo Loco, Inc. and The Bank of New York

99.1	Press Release by El Pollo Loco, Inc. dated October 31, 2005

99.2	Press Release by El Pollo Loco, Inc. dated November 1, 2005

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements, which are statements that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. They may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will,” “should,” “may,” “could” or words or phrases of similar meaning. The statements reflect management’s current expectations regarding future events. Risk factors that could cause actual results to differ materially from those expressed in the forward-looking statements include those risk factors listed from time to time in the company’s reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement, whether as the result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL POLLO LOCO, INC.

Dated: November 4, 2005	By:	/s/ Joseph Stein
Joseph Stein
Vice President of Finance, Chief Financial
Officer and Treasurer

Exhibit Index

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of November 2, 2005, between El Pollo Loco, Inc. and The Bank of New York

99.1	Press Release by El Pollo Loco, Inc. dated October 31, 2005

99.2	Press Release by El Pollo Loco, Inc. dated November 1, 2005